UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 25, 2008
LIGHTING SCIENCE GROUP CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2100 McKinney Avenue, Suite 1515, Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 382-3630
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
     This Form 8-K/A amends Item 9.01 contained in the Form 8-K filed by Lighting Science Group Corporation (the “Company”) on July 29, 2008. This Form 8-K/A provides the audited financial statements of Lamina Lighting, Inc. (“Lamina”), the acquired entity, for the years ended December 31, 2006 and December 31, 2007 and the unaudited financial statements for the quarters ended March 31, 2007 and March 31, 2008. Additionally, this Form 8-K/A provides the pro forma consolidated financial statements of the Company for the year ended December 31, 2007 and quarter ended March 31, 2008.

Item 9.01	Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
     The audited financial statements of Lamina for the years ended December 31, 2006 and December 31, 2007 are filed as Exhibit 99.2 hereto. The unaudited financial statements of LPBV for the quarters ended March 31, 2007 and March 31, 2008 are filed as Exhibit 99.3 hereto. The pro forma consolidated financial statements of the Company for the year ended December 31, 2007 and quarter ended March 31, 2008 are filed as Exhibit 99.4 hereto.
     (d) Exhibits.

Number	Exhibit

99.2	Audited Financial Statements of Lamina Lighting, Inc. for the Years Ended December 31, 2006 and December 31, 2007.

99.3	Unaudited Financial Statements of Lamina Lighting, Inc. for the Three Month Periods Ended March 31, 2007 and March 31, 2008.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements of Lighting Science Group Corporation for the Year Ended December 31, 2007 and as of and for the Three Month Period Ended March 31, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION
Date: August 14, 2008	By:	/s/ Govi Rao
		Name:	Govi Rao
		Title:	Chief Executive Officer

EXHIBIT INDEX

Number	Exhibit

99.2	Audited Financial Statements of Lamina Lighting, Inc. for the Years Ended December 31, 2006 and December 31, 2007.

99.3	Unaudited Financial Statements of Lamina Lighting, Inc. for the Three Month Periods Ended March 31, 2007 and March 31, 2008.

99.4	Unaudited Pro Forma Condensed Combined Financial Statements of Lighting Science Group Corporation for the Year Ended December 31, 2007 and as of and for the Three Month Period Ended March 31, 2008.